UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant ☒                                 Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

    PRIMERICA, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

PRIMERICA, INC. 1 PRIMERICA PARKWAY DULUTH, GA 30099 V04025-P86866

You invested in PRIMERICA, INC. and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 17, 2023.

Get informed before you vote

View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 3, 2023. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

Smartphone users	Vote in Person at the Meeting* May 17, 2023 8:30 a.m.
Point your camera here and
vote without entering a
control number
Primerica Home Office 1 Primerica Parkway Duluth, GA 30099

*	Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

V1.1

  Vote at www.ProxyVote.com

  THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the

upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends

1.	To elect the following directors:

Nominees:

1a.	John A. Addison, Jr.	For

1b.	Joel M. Babbit	For

1c.	Amber L. Cottle	For

1d.	Gary L. Crittenden	For

1e.	Cynthia N. Day	For

1f.	Sanjeev Dheer	For

1g.	Beatriz R. Perez	For

1h.	D. Richard Williams	For

1i.	Glenn J. Williams	For

1j.	Barbara A. Yastine	For

2.	To consider an advisory vote on executive compensation (Say-on-Pay).	For

3.	To consider an advisory vote to determine stockholder preference on the frequency of the Say-on-Pay vote (Say-When-on-Pay).	Every Year

4.	To ratify the appointment of KPMG LLP as our independent registered public accounting firm for fiscal 2023.	For

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.

V04026-P86866